                                                                      Exhibit 99

Banc of America

------------------------------------------------------------------------------------------------------------------------------------
                                             Deal Summary Report                                BA04002
------------------------------------------------------------------------------------------------------------------------------------
                                              Assumptions                                     Collateral
------------------------------------------------------------------------------------------------------------------------------------
Settlement    27-Feb-2004 Prepay   |100 PPC|100 PPC|100 PPC                         Balance        WAC    WAM   Age    WAL    Dur
1st Pay Date  25-Mar-2004 Default                     0 CDR                     $297,602,688.07   6.024   310    1    5.066   4.21
                          Recovery                 0 months
                          Severity                       0%
------------------------------------------------------------------------------------------------------------------------------------
Tranche      Balance      Coupon    Principal     Avg    Dur  Yield  Spread  Bench  Price  $@1bp  Accrued  NetNet    Dated     Notes
 Name                                 Window      Life                 bp             %            Int(M)   (MM)     Date
------------------------------------------------------------------------------------------------------------------------------------
PO         6,537,180.00  0.00000  03/04 - 02/34   5.246                                                            01-Feb-04  CPT
CBIO      64,308,844.38  0.25787  03/04 - 02/34   5.502                                                            01-Feb-04  CPT_IO
1AR               50.00  6.00000  03/04 - 03/04   0.078                                                            01-Feb-04  FIX
1ALR              50.00  6.00000  03/04 - 03/04   0.078                                                            01-Feb-04  FIX
1A1      117,132,000.00  6.00000  03/04 - 02/34   5.204                                                            01-Feb-04  FIX
30B1       4,798,000.00  5.50000  03/04 - 02/34  10.633                                                            01-Feb-04  FIX
30B2       2,120,000.00  5.50000  03/04 - 02/34  10.633                                                            01-Feb-04  FIX
30B3       1,227,000.00  5.50000  03/04 - 02/34  10.633                                                            01-Feb-04  FIX
30B4       1,115,000.00  6.00000  03/04 - 02/34  10.633                                                            01-Feb-04  FIX
30B5         670,000.00  6.00000  03/04 - 02/34  10.633                                                            01-Feb-04  FIX
30B6       1,004,198.44  6.00000  03/04 - 02/34  10.633                                                            01-Feb-04  FIX
2A1       26,400,000.00  5.00000  03/04 - 11/09   2.600                                                            01-Feb-04  FIX
2A4       13,200,000.00  1.49125  03/04 - 11/09   2.600                                                            25-Feb-04  FLT
2A5       13,200,000.00  6.50875  03/04 - 11/09   2.600                                                            25-Feb-04  INV_IO
2A2       14,114,000.00  5.25000  11/09 - 03/16   8.259                                                            01-Feb-04  FIX
2A6       14,114,000.00  0.75000  03/04 - 03/16   8.259                                                            01-Feb-04  IO
2A3        2,211,000.00  6.00000  03/16 - 10/18  13.282                                                            01-Feb-04  FIX
2A7        3,130,000.00  6.00000  10/18 - 02/34  18.750                                                            01-Feb-04  FIX
3IO        9,982,706.32  0.24756  03/04 - 01/34   4.491                                                            01-Feb-04  NTL_IO
3A1       29,837,000.00  6.00000  03/04 - 02/34   4.215                                                            01-Feb-04  FIX
15IO      48,187,277.71  0.33213  03/04 - 01/19   4.224                                                            01-Feb-04  CPT_IO
4A1       36,738,000.00  4.75000  03/04 - 02/19   4.151                                                            01-Feb-04  FIX
15B1       1,043,000.00  5.11956  03/04 - 02/19   7.341                                                            01-Feb-04  WAC
15B2         149,000.00  5.11956  03/04 - 02/19   7.341                                                            01-Feb-04  WAC
15B3         224,000.00  5.11956  03/04 - 02/19   7.341                                                            01-Feb-04  WAC
15B4         111,000.00  5.11956  03/04 - 02/19   7.341                                                            01-Feb-04  WAC
15B5          75,000.00  5.11956  03/04 - 02/19   7.341                                                            01-Feb-04  WAC
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America

------------------------------------------------------------------------------------------------------------------------------------
15B6         112,209.63  5.11956  03/04 - 02/19   7.341                                                            01-Feb-04  WAC
5A1       35,655,000.00  5.50000  03/04 - 01/19   4.183                                                            01-Feb-04  FIX
BIO        8,145,000.00  0.50000  03/04 - 02/34  10.633                                                            01-Feb-04  IO

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Yield Curve
Mat     6MO     2YR     3YR     5YR    10YR    30YR
Yld   1.001   1.696   2.228   2.995   4.019   4.899
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04002 -- 1A1

Banc of America

Balance   $117,132,000.00   Delay           24           WAC(1)   6.199318075   WAM(1)    353
Coupon    6.00000           Dated           02/01/2004   NET(1)   5.941818      WALA(1)   1
Settle    02/27/2004        First Payment   03/25/2004

--------------------------------------------------------------------------------
                   LIBOR_1MO=1.0   LIBOR_1MO=,     LIBOR_1MO=,     LIBOR_1MO=,
   Price             9125, 0 PPC      50 PPC          100 PPC         200 PPC
--------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield
--------------------------------------------------------------------------------
      102-28.000           5.768           5.541           5.271           4.641
      103-00.000           5.756           5.521           5.241           4.588
      103-04.000           5.745           5.501           5.211           4.535
      103-08.000           5.733           5.481           5.182           4.483
      103-12.000           5.722           5.462           5.152           4.430
      103-16.000           5.711           5.442           5.123           4.377
      103-20.000           5.699           5.423           5.093           4.325
      103-24.000           5.688           5.403           5.064           4.273
      103-28.000           5.677           5.384           5.035           4.220
      104-00.000           5.665           5.364           5.006           4.168
      104-04.000           5.654           5.345           4.977           4.116
      104-08.000           5.643           5.325           4.948           4.065
      104-12.000           5.632           5.306           4.919           4.013

             WAL          18.968           8.919           5.204           2.567
        Mod Durn          10.610           6.146           4.094           2.293
   Mod Convexity           1.778           0.703           0.328           0.099
Principal Window   Mar04 - Feb34   Mar04 - Feb34   Mar04 - Feb34   Mar04 - Jan34

       LIBOR_1MO         1.09125         1.09125         1.09125         1.09125
--------------------------------------------------------------------------------

 Yield Curve Mat     6MO     2YR     3YR     5YR    10YR    30YR
             Yld   1.001   1.696   2.228   2.995   4.019   4.899

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04002 -- 4A1

Banc of America

Balance   $36,738,000.00   Delay           24           WAC(4)   5.290207219   WAM(4)    177
Coupon    4.75000          Dated           02/01/2004   NET(4)   5.032707      WALA(4)   1
Settle    02/27/2004       First Payment   03/25/2004

--------------------------------------------------------------------------------
    Price          0 PPC           50 PPC          100 PPC         200 PPC
--------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield
--------------------------------------------------------------------------------
      100-03.000           4.734           4.709           4.680           4.611
      100-07.000           4.715           4.683           4.645           4.555
      100-11.000           4.696           4.656           4.609           4.499
      100-15.000           4.676           4.629           4.574           4.442
      100-19.000           4.657           4.603           4.539           4.386
      100-23.000           4.638           4.576           4.504           4.331
      100-27.000           4.619           4.550           4.468           4.275
      100-31.000           4.600           4.524           4.433           4.219
      101-03.000           4.581           4.497           4.399           4.164
      101-07.000           4.562           4.471           4.364           4.109
      101-11.000           4.543           4.445           4.329           4.053
      101-15.000           4.525           4.419           4.294           3.998
      101-19.000           4.506           4.393           4.260           3.943

             WAL           8.341           5.742           4.151           2.467
        Mod Durn           6.495           4.685           3.525           2.220
   Mod Convexity           0.623           0.369           0.226           0.094
Principal Window   Mar04 - Feb19   Mar04 - Feb19   Mar04 - Feb19   Mar04 - Feb19

       LIBOR_1MO         1.09125         1.09125         1.09125         1.09125
--------------------------------------------------------------------------------

     Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                   Yld   1.001   1.696   2.228   2.995   4.019   4.899

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04002 -- 2A7

Banc of America

Balance   $3,130,000.00   Delay           24           WAC(2)   6.137473634   WAM(2)   359
Coupon    6.00000         Dated           02/01/2004   NET(2)   5.879974      WALA(2)  1
Settle    02/27/2004      First Payment   03/25/2004

--------------------------------------------------------------------------------
    Price          0 PPC           50 PPC          100 PPC         200 PPC
--------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield
--------------------------------------------------------------------------------
      100-07.000           6.030           6.028           6.019           5.977
      100-11.000           6.021           6.018           6.007           5.957
      100-15.000           6.012           6.009           5.996           5.938
      100-19.000           6.002           5.999           5.985           5.918
      100-23.000           5.993           5.989           5.973           5.898
      100-27.000           5.984           5.980           5.962           5.879
      100-31.000           5.975           5.970           5.951           5.859
      101-03.000           5.966           5.961           5.939           5.840
      101-07.000           5.957           5.952           5.928           5.820
      101-11.000           5.948           5.942           5.917           5.801
      101-15.000           5.939           5.933           5.906           5.781
      101-19.000           5.930           5.923           5.894           5.762
      101-23.000           5.921           5.914           5.883           5.742

             WAL          29.579          26.441          18.750           8.266
        Mod Durn          13.587          12.984          10.916           6.294
   Mod Convexity           2.883           2.560           1.690           0.511
Principal Window   Apr33 - Feb34   Sep27 - Feb34   Oct18 - Feb34   Jul10 - Feb34

       LIBOR_1MO         1.09125         1.09125         1.09125         1.09125
--------------------------------------------------------------------------------

     Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                   Yld   1.001   1.696   2.228   2.995   4.019   4.899

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04002 -- 2A4

Banc of America

Balance   $13,200,000.00   Delay           0            Index           LIBOR_1MO | 1.09125   WAC(2)   6.137473634   WAM(2)    359
Coupon    1.49125          Dated           02/25/2004   Mult / Margin   1.0 / 0.4             NET(2)   5.879974      WALA(2)   1
Settle    02/27/2004       First Payment   03/25/2004   Cap / Floor     8 / 0.4

--------------------------------------------------------------------------------
      Price        0 PPC           50 PPC          100 PPC         200 PPC
--------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield
--------------------------------------------------------------------------------
       99-11.000           1.545           1.644           1.758           1.972
       99-15.000           1.536           1.616           1.708           1.881
       99-19.000           1.526           1.588           1.658           1.790
       99-23.000           1.517           1.559           1.608           1.699
       99-27.000           1.508           1.531           1.558           1.609
       99-31.000           1.498           1.503           1.508           1.518
      100-03.000           1.489           1.475           1.459           1.428
      100-07.000           1.480           1.447           1.409           1.338
      100-11.000           1.470           1.419           1.360           1.249
      100-15.000           1.461           1.391           1.310           1.159
      100-19.000           1.452           1.363           1.261           1.069
      100-23.000           1.442           1.335           1.212           0.980
      100-27.000           1.433           1.307           1.163           0.891

             WAL          15.327           4.698           2.600           1.414
        Mod Durn          13.341           4.448           2.517           1.386
   Mod Convexity           2.345           0.304           0.099           0.032
Principal Window   Mar04 - Oct28   Mar04 - Dec14   Mar04 - Nov09   Mar04 - Jan07

       LIBOR_1MO         1.09125         1.09125         1.09125         1.09125
--------------------------------------------------------------------------------

     Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                   Yld   1.001   1.696   2.228   2.995   4.019   4.899

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04002 -- 2A3

Banc of America

Balance   $2,211,000.00   Delay           24           WAC(2)   6.137473634   WAM(2)    359
Coupon    6.00000         Dated           02/01/2004   NET(2)   5.879974      WALA(2)   1
Settle    02/27/2004      First Payment   03/25/2004

--------------------------------------------------------------------------------
      Price        0 PPC           50 PPC          100 PPC         200 PPC
--------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield
--------------------------------------------------------------------------------
      100-07.000           6.029           6.024           6.006           5.948
      100-11.000           6.020           6.013           5.992           5.922
      100-15.000           6.011           6.003           5.979           5.897
      100-19.000           6.002           5.993           5.965           5.871
      100-23.000           5.993           5.982           5.951           5.846
      100-27.000           5.983           5.972           5.937           5.820
      100-31.000           5.974           5.962           5.923           5.795
      101-03.000           5.965           5.952           5.909           5.769
      101-07.000           5.956           5.941           5.896           5.744
      101-11.000           5.947           5.931           5.882           5.718
      101-15.000           5.938           5.921           5.868           5.693
      101-19.000           5.929           5.911           5.855           5.668
      101-23.000           5.920           5.900           5.841           5.643

             WAL          28.929          22.096          13.282           5.897
        Mod Durn          13.475          11.989           8.943           4.846
   Mod Convexity           2.818           2.085           1.048           0.285
Principal Window   Oct32 - Apr33   Nov24 - Sep27   Mar16 - Oct18   Aug09 - Jul10

       LIBOR_1MO         1.09125         1.09125         1.09125         1.09125
--------------------------------------------------------------------------------

     Yield Curve   Mat     6MO     2YR     3YR     5YR   10YR    30YR
                   Yld   1.001   1.696   2.228   2.995  4.019   4.899

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04002 -- 2A2

Banc of America

Balance   $14,114,000.00   Delay           24           WAC(2)   6.137473634   WAM(2)    359
Coupon    5.25000          Dated           02/01/2004   NET(2)   5.879974      WALA(2)   1
Settle    02/27/2004       First Payment   03/25/2004

--------------------------------------------------------------------------------
   Price           0 PPC           50 PPC          100 PPC         200 PPC
--------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield
--------------------------------------------------------------------------------
       98-26.000           5.368           5.391           5.437           5.549
       98-30.000           5.359           5.379           5.418           5.513
       99-02.000           5.350           5.366           5.399           5.477
       99-06.000           5.341           5.354           5.379           5.441
       99-10.000           5.332           5.341           5.360           5.405
       99-14.000           5.323           5.329           5.341           5.369
       99-18.000           5.314           5.316           5.321           5.333
       99-22.000           5.305           5.304           5.302           5.297
       99-26.000           5.296           5.292           5.283           5.261
       99-30.000           5.287           5.279           5.264           5.225
      100-02.000           5.278           5.267           5.244           5.190
      100-06.000           5.270           5.255           5.225           5.154
      100-10.000           5.261           5.242           5.206           5.119

             WAL          26.737          15.048           8.259           3.970
        Mod Durn          14.025          10.068           6.491           3.488
   Mod Convexity           2.895           1.351           0.530           0.151
Principal Window   Oct28 - Oct32   Dec14 - Nov24   Nov09 - Mar16   Jan07 - Aug09

       LIBOR_1MO         1.09125         1.09125         1.09125         1.09125
--------------------------------------------------------------------------------

 Yield Curve Mat     6MO     2YR     3YR     5YR    10YR    30YR
             Yld   1.001   1.696   2.228   2.995   4.019   4.899

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04002 -- 5A1

Banc of America

Balance   $35,655,000.00   Delay           24           WAC(5)   5.848772302   WAM(5)    175
Coupon    5.50000          Dated           02/01/2004   NET(5)   5.591272      WALA(5)   0
Settle    02/27/2004       First Payment   03/25/2004

--------------------------------------------------------------------------------
   Price           0 PPC           50 PPC          100 PPC         200 PPC
--------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield
--------------------------------------------------------------------------------
      102-24.000           5.075           4.893           4.680           4.179
      102-28.000           5.056           4.867           4.645           4.125
      103-00.000           5.037           4.840           4.611           4.071
      103-04.000           5.017           4.814           4.577           4.018
      103-08.000           4.998           4.788           4.543           3.964
      103-12.000           4.979           4.762           4.508           3.911
      103-16.000           4.960           4.736           4.474           3.857
      103-20.000           4.942           4.711           4.440           3.804
      103-24.000           4.923           4.685           4.407           3.751
      103-28.000           4.904           4.659           4.373           3.698
      104-00.000           4.885           4.633           4.339           3.646
      104-04.000           4.866           4.608           4.305           3.593
      104-08.000           4.847           4.582           4.272           3.540

             WAL           8.350           5.769           4.183           2.499
        Mod Durn           6.349           4.647           3.537           2.262
   Mod Convexity           0.599           0.363           0.226           0.097
Principal Window   Mar04 - Jan19   Mar04 - Jan19   Mar04 - Jan19   Mar04 - Jan19

       LIBOR_1MO         1.09125         1.09125         1.09125         1.09125
--------------------------------------------------------------------------------

 Yield Curve Mat     6MO     2YR     3YR     5YR    10YR    30YR
             Yld   1.001   1.696   2.228   2.995   4.019   4.899

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.